LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs and Original Issue Premiums) (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Debt Disclosure [Abstract]
2021	$ 0
2022	129
2023	0
2024	600,000
2025	1,749,910
Over 2025	3,350,129
Total long-term debt	$ 5,700,168	$ 4,451,278